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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):    AUGUST 19, 2003


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                       1-12387                76-0515284
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
                                    of Incorporation)        Identification No.)





         500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                   60045
          (Address of Principal Executive Offices)                    (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On August 19, 2003, the Company issued a press release announcing that the Company is a winner of the prestigious CIO 100 Award from CIO Magazine. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.          Description

   99.1              Press release dated August 19, 2003



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TENNECO AUTOMOTIVE INC.


Date:   August 19, 2003                         By: /s/ KENNETH R. TRAMMELL
                                                   ----------------------------
                                                   KENNETH R. TRAMMELL
                                                   Vice President and Controller




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EXHIBIT INDEX

  Exhibit
  Number         Description

    99.1         Press Release dated August 19, 2003